UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 27, 2010

FISHER COMMUNICATIONS, INC.
__________________________________________
(Exact name of registrant as specified in its charter)

Washington	000-22439	91-0222175
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

140 Fourth Avenue N., Suite 500, Seattle, Washington		98109
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	206-404-7000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On October 27, 2010, Joseph L. Lovejoy, the Company’s Senior Vice President and Chief (principal) Financial Officer, announced his resignation from the Company effective December 31, 2010. The Company is in the process of finalizing a separation and consulting arrangement with Mr. Lovejoy.

On October 27, 2010, George F. Warren, Jr. notified the Company that he has decided to retire from the Company’s Board of Directors (the "Board") and not run for re-election when his current term expires at the Company’s 2011 Annual Meeting of Shareholders.

(c) On October 27, 2010, the Board approved the promotion of Hassan N. Natha to the position of Vice President and Chief Financial Officer of the Company effective January 1, 2011. Mr. Natha, 51, has been Vice President, Finance of the Company since November 2008 and principal accounting officer of the Company since December 2008. In his new position, Mr. Natha will be the Company’s principal financial and accounting officer.

Prior to joining the Company, Mr. Natha served as the Chief Financial Officer and Corporate Secretary at Jones Soda Co., a publicly-traded beverage company, from April 2006 to September 2008. From August 2005 to January 2006, Mr. Natha served as an associate with CFO Selections, a professional chief financial officer services firm. Mr. Natha is a Certified Public Accountant and holds a Graduate Diploma of Public Accountancy from McGill University.

Item 8.01 Other Events.

The Company has made the following changes to the Board's Compensation Committee and Nominating and Corporate Governance Committee ("N&CG Committee"):

• Effective as of December 1, 2010, Paul A. Bible will replace Michael D. Wortsman as the Chair of the N&CG Committee. Mr. Bible has been a Company director and a member of the N&CG Committee since 2009 and was nominated to the Board by GAMCO Asset Management, Inc. Mr. Wortsman will remain a member of the N&CG Committee.

• Effective as of December 1, 2010, Brian P. McAndrews will replace Debbie L. Bevier as the Chair of the Compensation Committee. Mr. McAndrews has been a Company director and a member of the Compensation Committee since 2007. Ms. Bevier will remain a member of the Compensation Committee until her resignation from the Board on December 31, 2010, at which time Paul A. Bible will replace Ms. Bevier on the Compensation Committee.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FISHER COMMUNICATIONS, INC.

November 2, 2010	By:	/s/ Colleen B. Brown

Name: Colleen B. Brown
Title: President and Chief Executive Officer